UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer

411 East Wisconsin Avenue, Suite 2100

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2025

Date of reporting period: 03/31/2025

Item 1. Report to Stockholders.

(a)

Nicholas Fund, Inc. NICSX

Annual Shareholder Report

March 31, 2025

This annual shareholder report contains important information about Nicholas Fund, Inc. (the "Fund") for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.nicholasfunds.com. You can also request this information by contacting us at 1-800-544-6547.

What Were the Portfolio Costs for the Last Year?
(based on a hypothetical $10,000 investment)
Portfolio Name	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Nicholas Fund	$71	0.70%
How Did the Fund Perform Last Year and What Affected its Performance?

For the one-year period ended March 31, 2025, the Fund returned 1.84%.

Positioning

The Fund is typically exposed to what we believe are more stable growth companies relative to its benchmark, the Standard & Poor's 500 Index. With this positioning, which we think tends to favor predictability of earnings and cash flow over the absolute level of growth of same, the Fund generally lags in strong up markets or narrow-breadth environments where a few large benchmark weights drive Index returns as was the case over the last fiscal year.

Performance

The Fund posted a positive return during the period, while underperforming relative to its benchmark. Overall equity market returns were positive due to reasonably strong earnings growth, a stable employment picture and the anticipation of an accommodative Federal Reserve, which eased its Fed Funds Target Rate by 100 basis points over the course of the year. Despite the tariff-induced turmoil in the latter stages of the fiscal year there were sectors of the market that performed quite well during this period. This included two industry groups within both the Communication Services (diversified telecommunication services and wireless telecommunication services) and Information Technology (communications equipment and technology hardware storage & peripherals) where the Fund had little or no exposure, contributing to the relative underperformance of the Fund during the fiscal year.

What factors influenced performance?

The fiscal year was marked by relatively strong equity performance. With the Fed beginning to reduce short-term interest rates during the fiscal year, two of the most interest rate- sensitive sectors, financials and utilities, led S&P 500 Index performance, up 20.18% and 23.87%, respectively. The Fund was underweight both sectors, as many of the companies do not meet the Fund's preferred investment profile. Exposures within the information technology sector were also a drag on absolute and relative results, as the Fund was relatively underweight some of the largest weighted names within the Index, such as Apple, Microsoft and Nvidia. Additionally, the Fund historically tends to be more exposed to software-related rather than hardware-related technology companies, and this also served as a headwind for the fiscal year.

Top Contributors:

The largest contributors to the Fund's performance were positive stock selection within the consumer staples and energy sectors.

Individual name contributors (portfolio contribution to return basis):

  Apple Inc. (AAPL)

  Fiserv, Inc. (FI)

  Boston Scientific Corporation (BSX)

Top Detractors:

Negative security selection within the communication services and information technology sectors detracted from the Fund's performance.

Individual name detractors (portfolio contribution to return basis):

  DexCom, Inc. (DXCM)

  Advanced Micro Devices (AMD)

  Microsoft Corporation (MSFT)

Investment approaches cycle in and out of favor, and a focus on quality businesses with sustainable competitive advantages while remaining cognizant of valuations has been out of favor since the market bottom of October 2022 as volatility, until very recently, has been limited. The investment team remains committed to owning what we believe are high-quality growth companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets, operated by responsible management teams, and that are trading at reasonable valuations.

Comparison of a Change in Value of a $10,000 Investment
As of March 31, 2025

The following graph compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period. The comparison is shown for illustrative purposes only.

The Standard & Poor's (S&P) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Average Annual Total Returns
As of March 31, 2025
	1 Year	5 Years	10 Years
Nicholas Fund, Inc.	1.84%	17.89%	10.35%
Standard & Poor's 500 Index	8.25%	18.59%	12.50%

The performance data quoted represents past performance and are no guarantee of future performance.

The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.

Key Fund Statistics
As of March 31, 2025
Net Assets	$3,986,502,514
Number of Portfolio Holdings	58
Portfolio Turnover Rate	15.41%
Total advisory fees paid	$27,378,303

Top Ten Equity Holdings
As of March 31, 2025
Name	Percentage of Net Assets
Microsoft Corporation	4.30%
Alphabet Inc. Class C	4.25%
Amazon.com, Inc.	4.06%
Apple Inc.	3.25%
NVIDIA Corporation	2.88%
Fiserv, Inc.	2.67%
Mastercard Incorporated Class A	2.36%
Visa Inc. Class A	2.33%
S&P Global, Inc.	2.10%
Costco Wholesale Corporation	2.08%
Total of top ten	30.28%
Sector Diversification (As a Percentage of Total Investments)
As of March 31, 2025
Where can I find additional information about the Fund?

Additional information is available on the Fund's website, www.nicholasfunds.com/FundMaterials, including its:

  prospectus

  financial information

  proxy voting information

Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those of other members of your household, please call the Fund at 1-800-544-6547.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Fund’s principal accountant (the “Auditor”) for the audit of the Fund’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,362 in 2025 and $31,680 in 2024.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,520 in 2025 and $6,330 in 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund’s investment adviser were approximately $22,330 in 2024 and $21,680 in 2023. These services were for the audit of the investment adviser for the adviser’s fiscal year ended 10/31/2024 and 10/31/2023, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund’s Board of Director’s has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund’s Board of Directors meets with the Auditors and management to review and authorize the Auditor’s engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  N/A

(c)  N/A

(d)  N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund’s investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the financial statements and financial highlights for open-end management investment companies under Item 7 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

March 31, 2025

NICHOLAS FUND, INC.

CONSISTENCY *in a* WORLD *of* CHANGE

WWW.NICHOLASFUNDS.COM

Financial Highlights (NICSX) For a share outstanding throughout each period

	Years Ended March 31,
	2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF PERIOD	$95.25	$75.77	$80.56	$80.14	$56.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (1)	.28	.32	.21	.15	.33
Net gain (loss) on securities (realized and unrealized)	1.54	25.06	(3.43)	10.51	28.49
Total from investment operations	1.82	25.38	(3.22)	10.66	28.82

LESS DISTRIBUTIONS
From net investment income	(.28)	(.32)	(.19)	(.20)	(.34)
From net capital gain	(7.33)	(5.58)	(1.38)	(10.04)	(4.87)
Total distributions	(7.61)	(5.90)	(1.57)	(10.24)	(5.21)

NET ASSET VALUE, END OF PERIOD	$89.46	$95.25	$75.77	$80.56	$80.14

TOTAL RETURN	1.84%	34.93%	(3.86)%	13.42%	51.97%

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$3,986.5	$4,177.7	$3,256.2	$3,582.6	$3,353.3
Ratio of expenses to average net assets	.70%	.70%	.71%	.71%	.71%
Ratio of net investment income to average net assets	.28%	.39%	.30%	.18%	.46%
Portfolio turnover rate	15.41%	10.67%	15.61%	11.49%	16.74%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Schedule of Investments March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 96.98%
	Communication Services - Media & Entertainment — 6.11%
1,083,460	Alphabet Inc. Class C	$169,268,956
37,425	Netflix, Inc.*	34,899,935
718,899	Trade Desk, Inc. Class A*	39,338,153
		243,507,044
	Consumer Discretionary - Consumer Discretionary Distribution & Retail — 10.02%
850,401	Amazon.com, Inc.*	161,797,294
218,308	Home Depot, Inc.	80,007,699
54,240	O’Reilly Automotive, Inc.*	77,703,139
657,130	TJX Companies Inc	80,038,434
		399,546,566
	Consumer Discretionary - Consumer Services — 4.12%
1,076,335	Chipotle Mexican Grill, Inc.*	54,042,780
178,045	McDonald’s Corporation	55,615,917
554,560	Starbucks Corporation	54,396,790
		164,055,487
	Consumer Staples - Consumer Staples Distribution & Retail — 2.09%
87,870	Costco Wholesale Corporation	83,105,689

	Consumer Staples - Food, Beverage & Tobacco — 2.07%
634,330	The Coca-Cola Company	45,430,715
545,040	Mondelez International, Inc. Class A	36,980,964
		82,411,679
	Consumer Staples - Household & Personal Products — 1.57%
2,611,142	Kenvue Inc.	62,615,185

	Financials - Banks — 1.33%
216,715	JPMorgan Chase & Co.	53,160,189

	Financials - Financial Services — 11.16%
481,404	Fiserv, Inc.*	106,308,445
395,000	Intercontinental Exchange, Inc.	68,137,500
171,510	Mastercard Incorporated Class A	94,008,061
164,740	S&P Global, Inc.	83,704,394

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 96.98% (continued)
	Financials - Financial Services — 11.16% (continued)
265,030	Visa Inc. Class A	$92,882,414
		445,040,814
	Financials - Insurance — 1.97%
196,867	Aon Plc Class A	78,567,651

	Health Care - Health Care Equipment & Services — 6.22%
605,000	Alcon AG	57,432,650
624,170	Boston Scientific Corporation*	62,966,270
163,895	Stryker Corporation	61,009,914
126,970	UnitedHealth Group Incorporated	66,500,538
		247,909,372
	Health Care - Pharmaceuticals, Biotechnology & Life Sciences — 8.17%
1,002,813	AstraZeneca PLC Sponsored ADR	73,706,755
83,665	Eli Lilly & Company	69,099,760
596,467	Merck & Co., Inc.	53,538,878
1,128,695	Sanofi Sponsored ADR	62,597,425
134,363	Thermo Fisher Scientific Inc.	66,859,029
		325,801,847
	Industrials - Capital Goods — 3.83%
873,430	Fastenal Company	67,734,496
650,000	Fortive Corp.	47,567,000
151,040	Illinois Tool Works Inc.	37,459,430
		152,760,926
	Industrials - Commercial & Professional Services — 4.01%
269,375	Cintas Corporation	55,364,644
930,218	Copart, Inc.*	52,641,037
266,240	Waste Connections, Inc.	51,967,386
		159,973,067

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 96.98% (continued)
	Information Technology - Semiconductors & Semiconductor Equipment — 7.30%
564,424	Advanced Micro Devices, Inc.*	$57,988,922
50,895	KLA Corporation	34,598,421
440,450	Lam Research Corporation	32,020,715
1,058,330	NVIDIA Corporation	114,701,805
288,096	Texas Instruments Incorporated	51,770,851
		291,080,714
	Information Technology - Software & Services — 20.87%
197,198	Accenture plc Class A	61,533,664
172,089	Adobe Incorporated*	66,001,294
206,134	Atlassian Corp Class A*	43,743,696
160,520	Cadence Design Systems, Inc.*	40,825,052
456,475	Microsoft Corporation	171,356,150
232,787	MongoDB, Inc.*	40,830,840
222,630	Palo Alto Networks, Inc.*	37,989,583
80,000	Roper Technologies, Inc.	47,166,400
270,220	Salesforce, Inc.	72,516,239
85,125	ServiceNow, Inc.*	67,771,418
328,265	Snowflake Inc.*	47,979,212
105,922	Synopsys, Inc.*	45,424,650
280,695	Workday, Inc. Class A*	65,550,703
116,635	Zscaler, Inc.*	23,142,717
		831,831,618
	Information Technology - Technology Hardware & Equipment — 3.25%
583,760	Apple Inc.	129,670,609

	Materials - Materials — 2.89%
202,240	Sherwin-Williams Company	70,620,186
190,310	Vulcan Materials Company	44,399,323
		115,019,509
	TOTAL COMMON STOCKS (cost $1,879,639,712)	3,866,057,966

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) March 31, 2025

Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS — 3.23%
	Money Market Deposit Account — 0.60%
$23,948,879	U.S. Bank Money Market, 4.20%	$23,948,879

	Money Market Fund — 1.38%
55,000,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio (Institutional Class), 7-day net yield, 4.271%	55,000,000

	U.S. Government Securities — 1.25%
50,000,000	U.S. Treasury Bill 04/01/2025,(1)	50,000,000

	TOTAL SHORT-TERM INVESTMENTS (cost $128,948,879)	128,948,879
	TOTAL INVESTMENTS (cost $2,008,588,591) — 100.21%	3,995,006,845
	LIABILITIES, NET OF OTHER ASSETS — (0.21)%	(8,504,331)
	TOTAL NET ASSETS (basis of percentages disclosed above) — 100%	$3,986,502,514

*	Non-income producing security.
(1)	The Treasury Bill is a zero coupon security that has reached full maturity.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities March 31, 2025

ASSETS
Investments in securities at value (cost $2,008,588,591)	$3,995,006,845
Receivables
Investment securities sold	1,975,781
Dividend and interest	2,067,719
Capital stock subscription	242,216
Total receivables	4,285,716
Other	22,358
Total assets	3,999,314,919

LIABILITIES
Payables
Investment securities purchased	7,811,447
Due to adviser
Management fee	2,253,110
Accounting and administration fee	39,475
Total due to adviser	2,292,585
Capital stock redemption	2,564,258
Other payable and accrued expense	144,115
Total liabilities	12,812,405
Total net assets	$3,986,502,514

NET ASSETS CONSIST OF
Paid in capital	$1,802,850,661
Accumulated distributable earnings	2,183,651,853
Total net assets	$3,986,502,514

NET ASSET VALUE PER SHARE ($.50 par value, 200,000,000 shares authorized), offering price and redemption price (44,562,126 shares outstanding)	$89.46

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations For the year ended March 31, 2025

INCOME
Dividend (net of foreign taxes of $555,808)	$33,988,463
Interest	7,412,140
Total income	41,400,603

EXPENSES
Management fee	27,378,303
Transfer agent fees	650,694
Administration services	473,283
Accounting & pricing services	261,945
Custodian fees	213,068
Insurance	144,020
Postage and mailing	79,515
Registration fees	61,334
Printing	60,460
Directors’ fees	45,450
Audit and tax fees	40,476
Legal fees	12,833
Other operating expenses	15,536
Total expenses	29,436,917
Net investment income	11,963,686

NET REALIZED GAIN ON INVESTMENTS	357,075,288

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(286,816,112)
Net realized and unrealized gain (loss) on investments	70,259,176
Net increase (decrease) in net assets resulting from operations	$82,222,862

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets For the years ended March 31, 2025 and 2024

	Year Ended 3/31/2025	Year Ended 3/31/2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,963,686	$14,088,924
Net realized gain on investments	357,075,288	294,009,899
Change in net unrealized appreciation/depreciation on investments	(286,816,112)	796,703,716
Net increase (decrease) in net assets resulting from operations	82,222,862	1,104,802,539

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations	(332,654,830)	(252,632,777)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (543,918 and 865,589 shares, respectively)	51,652,804	72,598,215
Reinvestment of distributions (3,271,430 and 2,845,727 shares, respectively)	301,378,060	232,949,541
Cost of shares redeemed (3,115,639 and 2,825,818 shares, respectively)	(293,830,207)	(236,196,734)
Change in net assets derived from capital share transactions	59,200,657	69,351,022
Total increase (decrease) in net assets	(191,231,311)	921,520,784

NET ASSETS
Beginning of period	4,177,733,825	3,256,213,041
End of period	$3,986,502,514	$4,177,733,825

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements March 31, 2025

(1)	Summary of Significant Accounting Policies —

Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a)

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the period. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical investments

Notes to Financial Statements (continued) March 31, 2025

Level 2 -

other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 –
Common Stocks(1)	$3,866,057,966
Money Market Deposit Account	23,948,879
Money Market Fund	55,000,000
Level 2 –
U.S. Government Security	50,000,000
Level 3 –
None	—
Total	$3,995,006,845

(1)	See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c)

Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued) March 31, 2025

(e)

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At March 31, 2025, reclassifications were recorded to decrease undistributed ordinary income by $15,669,366, increase accumulated undistributed net realized capital gains by $6,805,779, and increase paid in capital by $8,863,587.

The tax character of distributions paid during the years ended March 31, 2025 and 2024 was as follows:

	03/31/2025	03/31/2024
Distributions paid from:
Ordinary income	$20,042,718	$13,693,240
Long-term capital gain	312,612,112	238,939,537
Total distributions paid	$332,654,830	$252,632,777

As of March 31, 2025, investment cost for federal tax purposes was $2,008,588,591 and the tax basis components of net assets were as follows:

Unrealized appreciation	$2,051,145,123
Unrealized depreciation	(64,726,869)
Net unrealized appreciation	1,986,418,254
Undistributed ordinary income	—
Accumulated undistributed net realized capital gains	212,691,627
Other temporary differences	(15,458,028)
Paid in capital	1,802,850,661
Net assets	$3,986,502,514

The differences between U.S. GAAP financial statement and tax-basis cost is attributable primarily to the Fund’s holdings in partnership interests.

As of March 31, 2025, the Fund deferred, on a tax basis, late year ordinary losses of $13,215,914 and short-term losses of $2,242,113.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2025. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended March 31, 2025. At March 31, 2025, the fiscal years 2022 through 2025 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued) March 31, 2025

(f)

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services - Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g)

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h)

In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of March 31, 2025. On February 10, 2025, the Board of Directors approved a change in the fiscal year end after the completion of the March 31, 2025 year end for the Fund from March 31st to October 31st. Other than this event, there have been no material subsequent events since March 31, 2025 that would require adjustment to or additional disclosure in these financial statements.

(2)	Related Parties —

(a)	Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administration services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

Notes to Financial Statements (continued) March 31, 2025

(b)	Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $6,033 for the period ended March 31, 2025 for legal services rendered by this law firm.

(3)	Investment Transactions —

For the period ended March 31, 2025, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $622,345,033 and $789,456,512, respectively.

(4)	Operating Segments —

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management committee of the Fund’s adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers. The financial information in the form of the Fund’s portfolio investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Nicholas Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Milwaukee, Wisconsin
May 29, 2025

We have served as the auditor of one or more Nicholas investment companies since 1977.

Approval of Investment Advisory Contract (unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2024.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Nicholas Funds Services Offered (unaudited)

●	IRAs

●	Traditional	●	SEP
●	Roth	●	SIMPLE

●	Coverdell Education Savings Accounts

●	Automatic Investment Plan

●	Direct Deposit of Dividend and Capital Gain Distributions

●	Systematic Withdrawal Plan

●	Monthly Automatic Exchange between Funds

●	Telephone Purchase and Redemption

●	Telephone Exchange

●	24-hour Automated Account Information (800-544-6547)

●	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds.

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

JEFFREY J. STRONG, Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC

Portland, Maine

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-800-544-6547 or visiting www.nicholasfunds.com. Please read the prospectus carefully before investing.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There have been no such changes in or disagreements with accountants as contemplated by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for this reporting period.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers, and others is disclosed in the Statement of Operations included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the investment advisory contract is included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to this filing.

Item 19. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Not applicable to this filing.

(a)(3) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(4) Not applicable to this filing.

(a)(5) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer

Date:	May 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer
Date:	May 27, 2025

By:	/s/ Jennifer R. Kloehn
Name:	Jennifer R. Kloehn
Title:	Principal Financial Officer
Date:	May 27, 2025